Brown Advisory Sustainable Value Fund
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 95.4%	Shares	Value
Communication Services - 10.2%
Alphabet, Inc. - Class C	9,046	$1,512,401
Comcast Corp. - Class A	108,382	4,527,116
Nexstar Media Group, Inc.	9,466	1,565,203
T-Mobile US, Inc.	23,784	4,908,066
		12,512,786

Consumer Discretionary - 5.1%
Best Buy Co., Inc.	16,635	1,718,396
Expedia Group, Inc. (a)	12,964	1,918,931
Wyndham Hotels & Resorts, Inc.	32,521	2,541,191
		6,178,518

Consumer Staples - 5.4%
Kenvue, Inc.	82,794	1,915,025
Unilever PLC - ADR	72,762	4,726,620
		6,641,645

Energy - 6.0%
ChampionX Corp.	81,514	2,457,647
Schlumberger NV	70,600	2,961,670
Weatherford International PLC	22,658	1,924,117
		7,343,434

Financials - 19.7%
American International Group, Inc.	46,900	3,434,487
Ameriprise Financial, Inc.	2,979	1,399,564
Assurant, Inc.	7,458	1,483,098
Bank of America Corp.	91,545	3,632,505
Citigroup, Inc.	34,706	2,172,596
Fidelity National Information Services, Inc.	62,053	5,196,939
KKR & Co., Inc.	26,546	3,466,377
Willis Towers Watson PLC	11,376	3,350,573
		24,136,139

Health Care - 15.6%
Cardinal Health, Inc.	40,699	4,498,054
Centene Corp. (a)	21,408	1,611,594
Elevance Health, Inc.	5,204	2,706,080
Gilead Sciences, Inc.	23,112	1,937,710
Labcorp Holdings, Inc.	10,348	2,312,571
Medtronic PLC	19,845	1,786,645
Merck & Co., Inc.	16,632	1,888,730
Sanofi S.A. - ADR	41,317	2,381,099
		19,122,483

Industrials - 12.5%
Ferguson Enterprises, Inc.	25,075	4,979,143
Masco Corp.	22,595	1,896,624
Pentair PLC	24,760	2,421,280
Trane Technologies PLC	10,093	3,923,452
Waste Connections, Inc.	11,401	2,038,727
		15,259,226

Information Technology - 9.3%
Applied Materials, Inc.	6,889	1,391,922
Cisco Systems, Inc.	31,546	1,678,878
Dell Technologies, Inc. - Class C	20,366	2,414,186
Flex, Ltd. (a)	38,767	1,295,981
NXP Semiconductors NV	8,608	2,066,006
TD SYNNEX Corp.	20,992	2,520,719
		11,367,692

Materials - 5.1%
CRH PLC	66,725	6,188,076

Real Estate - 2.2%
CBRE Group, Inc. - Class A (a)	21,098	2,626,279

Utilities - 4.3%
Constellation Energy Corp.	20,185	5,248,504
TOTAL COMMON STOCKS (Cost $94,458,808)		116,624,782

SHORT-TERM INVESTMENTS - 4.6%
Money Market Funds - 4.6%
First American Government Obligations Fund - Class Z, 4.78% (b)	5,597,685	5,597,685
TOTAL SHORT-TERM INVESTMENTS (Cost $5,597,685)		5,597,685

TOTAL INVESTMENTS - 100.0% (Cost $100,056,493)		122,222,467
Other Assets in Excess of Liabilities - 0.0% (c)		42,341
TOTAL NET ASSETS - 100.0%		$122,264,808

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Various inputs may be used to determine the value of the Fund's investments.  These inputs are summarized in three broad levels.  The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3

Common Stocks	$116,624,782	$–	$–
Money Market Funds	5,597,685	–	–
Total Investments	$122,222,467	$–	$–